                                                                   EXHIBIT 10.20

                              SECURITY AGREEMENT
                              ------------------

          THIS SECURITY AGREEMENT, (this "Agreement") is made as of November 24,
                                          ---------
1999, by each of the undersigned grantors and such other persons who hereinafter become parties to this Agreement pursuant to Section 6.13 hereof (each, a "Grantor," and, collectively, the "Grantors") in favor of GTCR Capital Partners,
 -------                           --------
L.P., a Delaware limited partnership (the "Lender").
                                           ------

          WHEREAS, ZEFER Corp., a Delaware corporation (the "Borrower"), and the
                                                             --------
Lender have entered into that certain Loan Agreement of even date herewith (as amended, modified or supplemented from time to time, the "Loan Agreement"),
                                                          --------------
which is incorporated herein by reference and pursuant to which the Borrower and the Lender have agreed that the Lender shall make loans to the Borrower on the terms and conditions set forth therein;

          WHEREAS, each Grantor (other than the Borrower) acknowledges that, as a Subsidiary (as that term is defined in the Loan Agreement) of the Borrower, it will receive substantial direct and indirect benefits and advantage by reason of the making of the Loans to the Borrower as provided in the Loan Agreement and that it will be to each such Grantor's direct interest and economic benefit to assist the Borrower in procuring said Loans from the Lender;

          WHEREAS, each Grantor (other than the Borrower) has agreed to guarantee the punctual payment and performance when due of the Loan Obligations (as defined in the Loan Agreement) pursuant to that certain Guaranty of even date herewith (as amended, modified or supplemented from time to time, the "Guaranty");
---------

          WHEREAS, to induce the Lender to enter into the Loan Agreement and make the Loans to the Borrower thereunder, each Grantor has agreed to secure the Secured Obligations (as hereinafter defined) by pledging and granting to the Lender a security interest in and a lien upon all of its personal and real property in the manner set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Grantors, the parties hereto agree as follows:

Section 1.  Definitions.
            -----------

     1.1.   Certain Defined Terms. Capitalized terms not otherwise defined
            ---------------------
herein which are defined in the Loan Agreement shall have the meanings set forth therein or which are defined in the UCC shall have the meanings set forth therein. In addition to any other terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

            "Accounts" shall mean all accounts as that term is defined in the
             --------
UCC and all rights of each Grantor now existing and hereafter acquired to payment for goods sold or leased or for services rendered which are not evidenced by an Instrument or Chattel Paper, whether or not earned by performance, together with (i) all security interests or other security held by or granted to each Grantor to secure such rights to payment, (ii) all other rights related thereto (including rights of stoppage in transit) and (iii) all rights in any of such sold or leased goods which are returned or repossessed.

          "Chattel Paper" shall mean all chattel paper as that term is defined
           -------------
in the UCC and any document or documents which evidence both a monetary obligation and a security interest in, or a lease or consignment of, specific goods; provided that when a transaction is evidenced both by a security
       --------
agreement or a lease and by an Instrument or series of Instruments, the group of documents taken together constitute Chattel Paper.

          "Collateral" shall have the meaning set forth in Section 2.1 of this
           ----------
Agreement

          "Contract Rights" shall mean any right to payment under a contract not
           ---------------
yet earned by performance and not evidenced by an Instrument or Chattel Paper.

          "Copyrights" shall mean any copyrights, rights and interests in
           ----------
copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule II hereto, and all renewals of
                                         -----------
any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Documents" shall mean all documents as that term is defined in the
           ---------
UCC and all documents of title and goods evidenced thereby (including, without limitation, all bills of lading, dock warrants, dock receipts, warehouse receipts and orders for the delivery of goods), together with any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of such document and the goods it covers.

          "Equipment" shall mean all equipment as that term is defined in the
           ---------
UCC and all equipment (including, without limitation, all machinery, vehicles, tractors, trailers, office equipment, communications systems, computers, furniture, tools, molds and goods) owned, used or bought for use in each Grantor's business whether now owned, used or bought for use or hereafter acquired, used or bought for use and wherever located, together with all accessories, accessions, attachments, parts and appurtenances thereto.

          "Event of Default" shall mean any Event of Default as defined in the
           ----------------
Loan Agreement or any breach by any Grantor of any warranty, covenant, agreement or term under this Agreement.

          "Fixtures" shall mean all fixtures as that term is defined in the UCC
           --------
and all goods which are or are to be attached to real property in such a manner that their removal would cause damage to the real property and which have therefore taken on the character of real property.

          "General Intangibles" shall mean all general intangibles as that term
           -------------------
is defined in the UCC and all intangible personal property of every kind and nature other than Accounts (including, without limitation, all Contract Rights, other rights to receive payments of money, choses in action, security interests, indemnification claims, judgments, tax refunds and tax refund claims, royalty and product rights, inventions, work in progress, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, permits, licenses, franchises, leasehold interests in real or personal property, rights to receive rentals of real or personal property or payments under letters of credit, insurance proceeds, know-how, trade secrets, other items of intellectual property and Proprietary Rights, goodwill (whether or not associated with any of the foregoing), computer software and guarantee claims).

          "Instruments" shall mean all negotiable instruments (as that term is
           -----------
defined in the UCC), certificated securities (as that term is defined in the
UCC) and any replacements therefor and Stock Rights related thereto, and other writings which evidence rights to the payment of money (whether absolute or contingent) and which are not themselves security agreements or leases and are of a type which in the ordinary course of business are transferred by delivery with any necessary endorsement or assignment (including, without limitation, all checks, drafts, notes, bonds, debentures, government securities, certificates of deposit, letters of credit, preferred and common stocks, options and warrants).

          "Intellectual Property" means all (i) Patents, (ii) Trademarks,
           ---------------------
together with the goodwill of the business connected with the use of, and symbolized by, such Trademarks, (iii) Copyrights, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation, (vi) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vii) other intellectual property rights and (viii) copies and tangible embodiments thereof (in whatever form or medium).

          "Inventory" shall mean all inventory as that term is defined in the
           ---------
UCC and all goods (as that term is defined in the UCC) other than Equipment and Fixtures (including, without limitation, goods in transit, goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work in process and materials used or consumed in each Grantor's business, finished goods, returned or repossessed goods and goods released to each Grantor or to third parties under trust receipts or similar Documents).

          "Investment Property" shall mean all investment property as that term
           -------------------
is defined in the UCC.

          "Patents" shall mean any patents, and patent applications, including,
           -------
without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule II hereto, and the reissues, divisions, continuations,
          -----------
renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Proceeds" shall mean all proceeds (as that term is defined in the
           --------
UCC) and, in addition, any and all amounts or items of property received when any Collateral or proceeds thereof are sold, exchanged, collected or otherwise disposed of, both cash and non-cash, including proceeds of insurance, indemnity, warranty or guarantee paid or payable on or in connection with any Collateral, and any and all other amounts paid or payable under or in connection with any of the Collateral.

          "Receivables" shall mean all Accounts, Chattel Paper and Contract
           -----------
Rights and all Instruments representing rights to receive payments.

          "Secured Obligations" shall mean, collectively, (i) the Loan
           -------------------
Obligations, (ii) all other liabilities, obligations and indebtedness (whether actual or contingent, whether owed jointly or severally and whether for the payment of money and, if for the payment of money, whether for principal, interest, fees, expenses or otherwise) of any Grantor to the Lender now existing or hereafter incurred, whether under lines of credit, other financing arrangements or otherwise, whether related to the Loan Agreement or the Note, whether contemplated by the Lender or the Borrower at the date hereof and whether direct, indirect, matured or contingent, joint or several, or otherwise, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part, (iii) all costs and expenses (including, without limitation, to the extent permitted by law, reasonable attorneys' fees and other legal expenses) incurred by the Lender in the enforcement and collection of any of the liabilities, obligations and indebtedness referred to in clause (i) or
(ii) above, and (iv) all payments and advances made by the Lender for the maintenance, preservation, protection or enforcement of, or realization upon, any property or assets now or hereafter made subject to any Lien granted pursuant to the Loan Agreement, this Agreement, the other Loan Documents or pursuant to any other agreement, instrument or note relating to any of the Secured Obligations (including, without limitation, advances for taxes, insurance, storage, transportation, repairs and the like).

          "Stock Rights" shall mean any stock or security, any dividend or other
           ------------
distribution and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any and all shares of stock and other Instruments and uncertificated securities, any right to receive or acquire any Instrument or uncertificated security and any right to receive earnings, in which any Grantor now has or hereafter acquires any right.

          "Trademarks" shall mean any trademarks, trade names, corporate names,
           ----------
company names, business names, fictitious business names, trade styles, service marks, logos, internet domain names, other business identifiers, prints and label on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed on Schedule II
                                                              -----------
hereto, and renewals thereof, and all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

           "UCC" shall mean the Uniform Commercial Code as in effect in any
           ---
applicable jurisdiction.

     1.2.  Other Definitional Provisions.  References to "Sections,"
           -----------------------------
"subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears; words importing any gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation;" references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments thereto and any successor statutes and regulations.

Section 2. Grant of the Security Interest.
           ------------------------------

     2.1. As collateral security for the full and timely payment, observance and performance of the Secured Obligations, each Grantor hereby assigns and transfers unto the Lender, and hereby pledges and grants to the Lender, a continuing security interest in and to and a Lien upon all of such Grantor's right, title and interest in the following property and interests in property, whether now owned by such Grantor or hereafter acquired, whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as the "Collateral"):
                           ----------

           2.1.1.   all Accounts;

           2.1.2.   all Chattel Paper;

           2.1.3.   all Contract Rights;

           2.1.4.   all Documents;

           2.1.5.   all Equipment;

           2.1.6.   all Fixtures;

           2.1.7.   all General Intangibles;

            2.1.8.   all Intellectual Property;

            2.1.9.   all Instruments;

            2.1.10.  all Inventory;

            2.1.11.  all Investment Property;

            2.1.12.  all Stock Rights;

            2.1.13. the balance from time to time in all bank and depository accounts maintained by such Grantor; and

            2.1.14. all other tangible and intangible property of such Grantor, including, without limitation, all Proceeds, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Grantor described in the preceding clauses of this
Section 2.1 (including, without limitation, any proceeds of insurance thereon and all rights, claims and benefits against any Person relating thereto) and all books and records (in whatever form or medium), correspondence, customer lists, credit files, computer files, programs, printouts, source codes, software and other computer materials and records related to any of the foregoing in the possession or under the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor.

     2.2. If an Event of Default shall occur and be continuing or shall exist, in addition to all other rights and remedies available to it hereunder or otherwise, the Lender shall have the right, without notice to the Borrower or any other Grantor, to set-off against and to appropriate and apply to the unpaid balance of the Note and all other Secured Obligations, any obligations owing to the Borrower or any other Grantor by the Lender and any funds held in any manner for the account of the Borrower or any other Grantor by the Lender, and the Lender is hereby granted a security interest in and lien on all such obligations and funds for such purpose. Such set-off rights shall exist whether the Lender shall have made any demand under the Loan Agreement, the Note or other Secured Obligations and whether or not the Note or such other obligations are matured or unmatured.

Section 3.  Continuing Obligations.
            ----------------------

     Notwithstanding any provision hereof to the contrary, (i) each Grantor shall remain liable under all contracts and agreements included in the Collateral to the extent set forth therein and shall pay, perform and observe all of its liabilities and obligations thereunder, (ii) the Lender shall have no obligation to pay, perform or observe any liabilities or obligations of any Grantor under such contracts and agreements as a result of exercising its rights under this Agreement or otherwise and (iii) the Lender's exercise of its rights under this Agreement or otherwise shall not release any Grantor from any of its liabilities or obligations under such contracts and agreements.

Section 4. Representations and Warranties of the Grantors.
           ----------------------------------------------

     Each Grantor represents and warrants to the Lender as follows:

     4.1.  Binding Obligation.  This Agreement is the legally valid and binding
           ------------------
obligation of such Grantor, enforceable against such Grantor in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

     4.2.  Ownership of Collateral.  Such Grantor is the owner of the Collateral
           -----------------------
in which such Grantor purports to grant a security interest pursuant to Section 2 hereof (subject, with respect to after acquired Collateral, to such Grantor acquiring the same) and no Lien other than Permitted Encumbrances exists or will exist upon such Collateral at any time.

     4.3.  Names, Addresses and Office Locations.  Except as specified on
           -------------------------------------
Schedule I hereto, (i) during the five-year period prior to the execution and
----------
delivery of this Agreement, such Grantor (or any predecessor company) has not used any name or names under which it (or such predecessor company) has invoiced account debtors, maintained records concerning Collateral or otherwise conducted business other than the exact name under which it has executed this Agreement,
(ii) during such five-year period, such Grantor has not entered into any merger, consolidation, corporate reorganization or purchase of substantial assets in any bulk transfer or other transactions in which the transferor was not acting in the ordinary course of business and (iii) the address of such Grantor set forth on Schedule I is the address of such Grantor's chief place of business, chief
   ----------
executive office and is the address at which such Grantor keeps all books and records (in whatever form or medium, including all computer data, software and source codes) concerning the Collateral and the Proceeds thereof.

     4.4.  Location of Inventory.  All of the Inventory is located at the
           ---------------------
locations specified on Schedule I hereto, except for Inventory in transit which
                       ----------
is being sold in the ordinary course of business.  Except as disclosed on

Schedule I, none of such locations are leased by such Grantor as lessee and no
----------
Inventory of such Grantor is in the possession of any bailee, warehouseman, processor, consignee or other third party, except for Inventory in transit which is being sold in the ordinary course of business. None of its Inventory has been or shall be produced in violation of any provision of the Fair Labor Standards Act of 1938 (29 U.S.C. (S) 201 et. seq.) or in violation of any other
                                         --  ---
applicable law.

     4.5.  Location of Equipment and Fixtures.  All of the Equipment and
           ----------------------------------
Fixtures are located at the locations specified on Schedule I hereto.  Except as
                                                   ----------
disclosed on Schedule I, none of such locations are leased by such Grantor as
             ----------
lessee and no Equipment or Fixtures of such Grantor are in the possession of any bailee, warehouseman, processor, consignee or other third party.

     4.6.  Instruments.  Except as specified on Schedule I hereto, such Grantor
           -----------                          ----------
does not own or possess any Instruments other than checks and other drafts received in the ordinary course of business.

     4.7.  Receivables.  The names of the account debtors and contract obligors,
           -----------
the amounts owing, the due dates and other information with respect to all Receivables are and shall be correctly stated in all material respects in all records of such Grantor relating thereto and in all invoices and reports with respect thereto furnished to the Lender by such Grantor from time to time. Each Grantor further represents and warrants that all Receivables are valid, binding and enforceable in accordance with their respective terms and that no party to any Receivable is in default with respect thereto, except to the extent of allowances for uncollectible accounts reflected on the financial statements of such Grantor in accordance with generally accepted accounting principles consistently applied.

     4.8.  Perfection.  This Agreement is effective to create in favor of the
           ----------
Lender a valid security interest in and to and a Lien upon all of such Grantor's right, title and interest in and to the Collateral which, upon the filing of the proper UCC financing statements and the taking of all other steps regarding perfection in the jurisdictions specified on Schedule III hereto, shall
                                             ------------
constitute a valid first priority perfected lien upon and security interest in the Collateral, subject only to Permitted Encumbrances which are accorded priority by statute.

     4.9.  Filing Requirements; Other Financing Statements. (i) none of the
           -----------------------------------------------
Equipment of such Grantor is covered by any certificate of title, except for the vehicles specified on Schedule II hereto, (ii) none of the Collateral consists
                      -----------
of property subject to any statute or treaty referred to in Section 9-302(3) of the UCC (other than certain Intellectual Property), (iii) none of the Collateral is of a type for which security interests or liens may be filed under any federal statute, except for the Intellectual Property specified on Schedule II,
                                                                   -----------
and (iv) no financing statements describing any portion of the Collateral have been filed in any jurisdiction except for (a) financing statements which have lapsed or have been terminated or financing statements naming the Lender as secured party or (b) financing statements evidencing Permitted Encumbrances.

     4.10. Copyrights, Patents and Trademarks.  The Copyrights, Patents and
           ----------------------------------
Trademarks listed on Schedule II hereto constitute all of the registered
                     -----------
Copyrights and all of the Patents and Trademarks now owned by such Grantor. No Copyrights, Patents or Trademarks listed on Schedule II have been adjudged
                                            -----------
invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting. Each of such Copyrights, Patents and Trademarks material to such Grantor's business is valid and enforceable. Such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents and Trademarks, free and clear of any liens (other than Permitted Encumbrances), charges and encumbrances, including, without limitation, licenses, shop rights and covenants by such Grantor not to sue third persons. Such Grantor has adopted, used and is currently using all of such Trademarks and Copyrights. Such Grantor has no notice of any suits or actions commenced or threatened with referenced to any of the Copyrights, Patents or Trademarks.

     4.11. Loan Agreement Warranties. Each representation and warranty set forth
           -------------------------
in the Loan Agreement is true and correct in all material respects and such representations and warranties are hereby incorporated herein by this reference with the same effect as though set forth in their entirety herein.

Section 5.  Covenants; Remedies.
            -------------------

            In furtherance of the grant of the pledge and security interest pursuant to Section 2 hereof, each Grantor hereby agrees with the Lender as follows:

     5.1.   Maintenance and Operation of Tangible Property.  Each Grantor shall
            ----------------------------------------------
maintain all Equipment and Fixtures in good condition, repair and working order in all material respects, ordinary wear and tear excepted, and maintain and operate all Equipment and Fixtures in material compliance with all applicable laws, ordinances, regulations, decrees and orders and all reasonable requests of insurers of such property.

     5.2.   Preservation of the Lender's Rights in Collateral.
            -------------------------------------------------

            5.2.1. Except for sales of Inventory and expenditures of cash in the ordinary course of business and except as otherwise expressly permitted pursuant to the Loan Agreement or this Agreement, no Grantor shall sell, transfer, assign, convey or otherwise dispose of, or extend, amend, terminate or otherwise modify any term or provision of, any Collateral (other than Inventory sold in the ordinary course of business), any interest therein or any Proceeds thereof, nor waive or release any right with respect thereto, without the prior written consent of the Lender.

            5.2.2. Each Grantor assumes full responsibility for taking any and all steps to preserve its rights with respect to the Collateral against all prior parties. The Lender shall be deemed to have exercised reasonable care in the preservation and custody of the portion of the Collateral as may be in the Lender's possession if the Lender takes such action as such Grantor shall reasonably request in writing; provided that such requested action shall not, in
                               --------
the judgment of the Lender, impair the Lender's prior security interest in such Collateral or its rights in or the value of such Collateral; provided further
                                                             -------- -------
that such written request is received by the Lender in sufficient time to permit the Lender to take the requested action. In the absence of such written request, the Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Lender, in its individual capacity, accords it own property consisting of the type of Collateral involved.

            5.2.3. Whether or not any Event of Default has occurred or is continuing, the Lender may, but shall not be required to, take any steps the Lender deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance of Collateral at any time when any Grantor has failed to do so in accordance with the Loan Agreement or this Agreement, and such Grantor shall promptly pay, or reimburse the Lender for, all expenses incurred in connection therewith.

     5.3.   Preservation and Protection of Security Interest. Each Grantor shall
            ------------------------------------------------
diligently preserve and protect the Lender's security interest in the Collateral and shall, at its expense, cause such security interest in the Collateral to be perfected and continue perfected so long as the Secured Obligations or any portion thereof are outstanding and unpaid or the Lender may be obligated to advance funds to the Borrower under the Loan Agreement (including, without limitation, by means of the delivery of all instruments, documents of title and securities to the Lender with endorsements and documents of transfer satisfactory to the Lender), and for such purposes, each Grantor shall from time to time at the Lender's request and at such Grantor's expense file or record, or cause to be filed or recorded, such instruments, documents and notices (including, without limitation, financing statements and continuation statements) as the Lender may deem necessary or advisable from time to time to perfect and continue perfected such security interests. Each Grantor shall do all such other acts and things and shall execute and deliver all such other instruments and documents (including, without limitation, further security agreements, pledge agreements, pledges, endorsements, assignments and notices) as the Lender may deem necessary or advisable from time to time to perfect and preserve the priority of the Lender's security interest in the Collateral, as a perfected security interest in the Collateral, prior to the rights of any other secured party or lien creditor, except with respect to Permitted Encumbrances which are accorded priority by statute. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against and take such other actions as is necessary to remove, any Lien on the Collateral except the Permitted Encumbrances, and will defend the right, title and interest of the Lender in and to the Collateral and in and to all Proceeds thereof against the claims and the demands of all Persons whatsoever.

     5.4.  Right of Collection Regarding Receivables.
           -----------------------------------------

           5.4.1. Except as otherwise provided in this Agreement, each Grantor shall collect and enforce, at its expense, all amounts due or hereafter due with respect to all Receivables in accordance with applicable law and commercially reasonable practices and procedures. Promptly upon request from the Lender, each Grantor shall deliver to the Lender duplicate copies of all invoices rendered to account debtors in respect of all Accounts.

           5.4.2. If an Event of Default shall occur and be continuing or shall exist, the Lender shall have the right to collect and dispose of all Proceeds arising from all Receivables owned by or in the possession of any Grantor, upon written notice to such Grantor, and to apply such Proceeds to the payment of the Secured Obligations as determined in the Lender's sole discretion. At any such time and upon such written notice, the Lender may (i) notify account debtors and contract obligors of the grant to and creation in favor of the Lender of the security interest in the Receivables and the Proceeds thereof under this Agreement, (ii) direct such account debtors and contract obligors to make any payments from time to time due in respect of any such Receivables directly to the Lender at such places as it directs and (iii) assume entire control over all of the Proceeds of such Receivables. Each Grantor, upon receipt of written notice from the Lender of the revocation of such Grantor's right of collection, shall promptly remit directly to the Lender all Proceeds of Receivables then or subsequently in its possession, and any collections and receipts with respect to such Proceeds and Receivables shall not be commingled with any other assets or funds of such Grantor, but shall be segregated from the assets and funds of such Grantor and held separate and apart in a collateral account pursuant to a collateral agreement in form and substance satisfactory to the Lender, and shall be held in trust by such Grantor as a fiduciary for the benefit of the Lender.

           5.4.3. No Grantor shall make or agree to make any discount, credit, rebate or other reduction in the original amount owing on any Receivable or accept in satisfaction of any Receivable less than the original amount thereof, except that prior to the occurrence of an Event of Default, any Grantor may in the ordinary course of business allow adjustments to the original amount owing on a Receivable in accordance with such Grantor's customary and commercially reasonable credit policies and collection practices in effect from time to time. Without the prior written consent of the Lender in each case, no Grantor shall make any sale to any customer on a bill and hold, guaranteed sale, sale or return, sale on approval, consignment or any other repurchase or return basis, or re-date any invoice or make sales on extended dating beyond that customary in its industry, or otherwise change the terms of sale customarily offered to its customers. If any Grantor becomes aware of any event or circumstance materially detrimental to any account debtor's credit, it shall promptly advise the Lender thereof, and each Grantor shall promptly notify the Lender of any change in its credit policies and collection practices and shall not make any such change which the Lender determines in its reasonable discretion to be materially adverse to the interests of the Lender in the Receivables.

     5.5.  Vehicles; Bailments; Legal Compliance.
           -------------------------------------

           5.5.1 Each Grantor shall give the Lender written notice of its acquisition of any vehicle, tractor or trailer covered by a certificate of title or similar evidence of ownership, and upon request of the Lender, such Grantor shall promptly execute and deliver any instruments and documents that may be necessary, or that the Lender may request, to perfect its security interest in all property subject to a certificate of title.

           5.5.2. If any Inventory or Equipment of any Grantor is in the possession or control of any warehouseman, consignee or any processors or other bailees of such Grantor, such Grantor shall notify such warehousemen, consignees, processors and other bailees in writing (with a copy to the Lender) of the Lender's security interest in such property and, upon the Lender's request, instruct them to hold all such Inventory and Equipment for the Lender's account and subject to the Lender's instructions. If more than $25,000 in fair market value of Inventory and Equipment is held by any such bailee, the Grantor shall file a financing statement in the appropriate jurisdiction against such bailee in a form appropriate for the underlying transaction.

     5.6   Insurance; Risk of Loss.
           -----------------------

           5.6.1. Each Grantor shall maintain, at its expense, such public liability and property damage and business interruption insurance as required by, and in accordance with the terms of, Section 6.4 of the Loan Agreement.

           5.6.2. The risk of loss of, damage to or destruction of the Inventory, Equipment, Fixtures and other Collateral shall remain on each Grantor. Each Grantor shall maintain, at its expense, insurance with respect to the Collateral against such risks and casualties, in such amounts and with such insurers as is acceptable to the Lender or as otherwise required by the Loan Agreement; provided that the Grantors shall maintain insurance with respect to
           --------
the Collateral in an aggregate amount at least equal to the lesser of (i) the outstanding amount of the Secured Obligations and (ii) the full insurable value of the Collateral. Each such insurance policy shall be in form and substance satisfactory to the Lender and shall

(i) contain a loss payable clause and a lenders' loss payable endorsement in favor of the Lender as its interest may appear, (ii) provide that at least thirty (30) days prior written notice of any material change to or any cancellation or lapse of such policy must be given to the Lender by the insurer,
(iii) provide that no act or default by any Grantor under such policy shall impair the Lender's right of recovery thereunder and (iv) provide that the insurer shall, as against the Lender, waive any rights of subrogation to the extent that the named insured has waived such rights (and each Grantor hereby irrevocably and unconditionally waives any right of subrogation against the Lender). Each Grantor shall deliver to the Lender all original insurance policies, or certificated copies thereof, and evidence of payment of all premiums with respect thereto.

           5.6.3. If any Grantor fails to obtain and keep in full force and effect the insurance coverage required hereunder or fails to pay the premiums therefor when due, the Lender may (but shall not be obligated to) do so for the account of such Grantor (without waiving or releasing any obligation or default of such Grantor hereunder), and the cost thereof shall be added to the Secured Obligations and shall be payable upon demand with interest accruing thereon at the highest rate of interest accruing on the Loans under the Loan Agreement.

           5.6.4. Each Grantor hereby assigns and sets over unto the Lender all moneys which may become payable on account of such insurance (including, without limitation, any returned or unearned premiums which may be due upon cancellation of any such insurance which is not promptly replaced by comparable insurance) and directs the insurers to pay the Lender any amount so due; provided that so long as no Event of Default shall have occurred and be continuing or shall exist, any such moneys not exceeding $500,000 in the aggregate may be used by such Grantor to substantially repair or to replace with substantially comparable Collateral the particular lost, damaged or destroyed Collateral within one-hundred eighty (180) days of receipt of such insurance proceeds.

     5.7.  Records.  Each Grantor shall at all times maintain accurate and
           -------
complete records with respect to each item and category of the Collateral (including, without limitation, a record of all Proceeds) and shall furnish copies of such records to the Lender with reasonable promptness from time to time upon the Lender's request.

     5.8.  Taxes and Charges.  Each Grantor shall, jointly or severally, pay and
           -----------------
discharge all taxes, levies and other impositions levied on any Collateral owned by it or in its possession (except to the extent that such taxes, levies and other impositions shall not then be due or shall be contested in good faith by appropriate proceedings diligently conducted; provided that such reserves and
                                              --------
other provisions as may be required by generally accepted accounting principles have been duly made and recorded on the appropriate Grantor's financial records). If any Grantor shall fail to do so, the Lender may (but shall not be obligated to) pay such taxes, levies or impositions for the account of such Grantor (without waiving or releasing any obligation or default by such Grantor hereunder), and the amount thereof shall be added to the Secured Obligations and shall be payable upon demand with interest accruing thereon at the highest rate of interest accruing on the Loans under the Loan Agreement.

     5.9.  Inspection.  The Lender and its officers, employees and agents shall
           ----------
have the right at all reasonable times to inspect the Collateral and to examine and make extracts from any books and records of each Grantor pertaining to the Collateral owned by it or in its possession. The Lender may at any time, without notice to a Grantor, verify with any account debtor of such Grantor the status of any account payable by such account debtor. Each Grantor from time to time shall execute and deliver such instruments and take all such action as the Lender may reasonably request in order to effectuate the provisions of this Section 5.9.

     5.10.  Federal Claims.  Each Grantor shall notify the Lender of any
            --------------
Collateral which constitutes a claim against the United States government or any instrumentality or agency thereof, the assignment of which claim is governed by federal law. Upon the request of the Lender, any such Grantor shall at its expense take all actions required to comply, to the Lender's satisfaction, with the Assignment of Claims Act of 1940, as amended, or any similar applicable law, with respect to any such Collateral.

     5.11.  Name Change; Location.
            ---------------------

            5.11.1. If any Grantor desires to establish a new location for its chief executive office or a new location for any offices, plants or facilities where any Collateral or any books or records relating to the Collateral may be kept or to establish a new name in which it may do business, it shall first, with respect to each such new location or name, (i) give the Lender at least thirty (30) days prior written notice of its intention to do so and provide the Lender with such information in connection therewith as the Lender may reasonably request and (ii) if financing statements are on file with respect to any Collateral, take such action, upon request of the Lender, as may be necessary to maintain at all times the perfection and priority of the security interests in the Collateral granted to the Lender hereunder.

            5.11.2. All of the Inventory of each Grantor shall be kept at all times at the locations specified on Schedule I hereto and at no other locations,
                                    ----------
except upon compliance with the requirements of subsection 5.11.1 of this Agreement and except for Inventory in transit which is being sold in the ordinary course of business.

            5.11.3. All of the Equipment and Fixtures of each Grantor shall be kept and maintained at all times at the locations specified in Schedule I and at
                                                               ----------
no other locations, except (i) upon compliance with the requirements of subsection 5.11.1 of this Agreement or (ii) as sold, transferred or otherwise disposed of as permitted by the terms of the Loan Agreement or this Agreement.

     5.12.  Intellectual Property. If any Grantor shall (i) obtain rights to any
            ---------------------
new registered Copyrights, Patents or Trademarks, or (ii) become entitled to the benefit of any registered Copyrights or any Patents or Trademarks or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto and such Grantor shall give to the Lender prompt written notice thereof. Each Grantor authorizes the Lender to modify this Agreement by amending Schedule II hereto to include any such registered Copyrights or any
         -----------                            ----------
such Patents and Trademarks. Each Grantor shall have the duty (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the date hereof or hereafter, if such Grantor deems it in its reasonable business judgment to be necessary or appropriate, (ii) to make application on unpatented but patentable inventions and on trademarks, copyrights and service marks, as appropriate, if such Grantor deems it in its reasonable business judgment to be necessary or appropriate, to preserve and maintain all rights in the Copyrights, Patents and Trademarks, to the extent material to the operations of the business of such Grantor and (iii) to ensure that the Copyrights, Patents and Trademarks are and remain enforceable, to the extent material to the operations of the business of such Grantor. Any expenses incurred in connection with any Grantor's obligations under this Section 5.12 shall be borne by the Grantors jointly and severally. No Grantor shall abandon any right to file a material patent, trademark, or service mark application, or abandon any material pending patent application, or any other Copyright, Patent or Trademark without the written consent of the Lender, which consent shall not be unreasonably withheld. On and after the date of this Agreement, at the request of the Lender, each Grantor shall execute and deliver to the Lender a Copyright security agreement, Patent security agreement and a Trademark security agreement, and all other documents, instruments, and other items as may be necessary for the Lender to perfect a first priority security interest (subject only to Permitted Encumbrances which are accorded priority by statute) in Copyrights, Patents, Trademarks, or any other type or kind of Intellectual Property owned by such Grantor.

     5.13.  Investment Property.  Each Debtor will take any and all actions
            -------------------
required or requested by the Lender, from time to time, to (i) cause the Lender to obtain exclusive control of any Investment Property owned by such Grantor in a manner acceptable to the Lender and (ii) obtain from any issuers of Investment Property and such other Persons, for the benefit of the Lender, written confirmation of the Lender's control over such Investment Property. For purposes of this Section 5.13, the Lender shall have exclusive control of Investment Property if: (i) such Investment Property consists of certificated securities and a Grantor delivers such certificated securities to the Lender (with appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (a) a Grantor delivers such uncertificated securities to the Lender or
(b) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to the Lender, that it will comply with instructions originated by the Lender without further consent by such Grantor; and (iii) such Investment Property consists of security entitlements and either (a) the Lender becomes the entitlement holder thereof or (b) the appropriate securities intermediary agrees, pursuant to documentation in form and substance satisfactory to the Lender, that it will comply with entitlement orders originated by the Lender without further consent by such Grantor.

     5.14.  License of General Intangibles.  For purposes of enabling the Lender
            ------------------------------
to exercise its rights and remedies hereunder, at the Lender's request following the occurrence of an Event of Default, each Grantor hereby grants to the Lender an irrevocable, nonexclusive license (exercisable without payment of any royalty or other compensation to such Grantor) to use, assign, license or sublicense any of such Grantor's General Intangibles, wherever the same may be located, including in such license reasonable access to all media in which any of the General Intangibles may be recorded or stored and to all computer programs used for the compilation or printout thereof; provided that the Lender shall comply
                                         --------
with all reasonable quality control standards and trademark use requirements of such Grantor. No agreements hereafter acquired or agreed to or entered into by any Grantor shall prohibit, restrict or impair the rights granted to the Lender hereunder. Notwithstanding the foregoing, the Lender shall have no obligations or liabilities regarding any or all of the General Intangibles of any Grantor by reason of, or arising out of, this Agreement.

     5.15.  Remedies on Default.  If any one or more of the Events of Default
            -------------------
shall occur and be continuing or shall exist, the Lender may (i) to the full extent permitted by law, take possession and control of all or any part of the Collateral and Proceeds thereof and the books and records pertaining thereto, with or without judicial process, and (ii) without demand or notice (and if notice is required by law, after ten days prior written notice), proceed to exercise one or more of the rights and remedies accorded to a secured party by the UCC and otherwise by law or by the terms of the Loan Agreement or this Agreement. The Lender's rights and remedies shall include without limitation the power to (i) sell all or any portion of the Collateral at public or private sale at such place and time and on such terms as the Lender may see fit (subject to the requirements of applicable law), (ii) endorse any Instrument representing Collateral in the name of the applicable Grantor thereto, (iii) prosecute claims and legal actions regarding Accounts, other Receivables and General Intangibles,
(iv) perform any agreement or contract which constitutes Collateral and (v) sell, assign, license, sublicense or otherwise dispose of, all right, title and interest in and to any General Intangibles included in the Collateral (including, without limitation, assignments, recordings, registrations and applications therefor in the United States Patent and Trademark Office, the United States Copyright Office or any similar domestic or foreign office or agency) and for the purpose of recording, registering and/or filing, or accomplishing any other formality with respect to, the foregoing, execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose. Without precluding any other methods of sale, the sale of Collateral shall be deemed to have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of secured lenders disposing of similar property, but in any event, the Lender may sell the Collateral on such terms as the Lender may choose without assuming any credit risk and without any obligation to advertise or give notice of any kind not expressly required under this Agreement, by the UCC or otherwise. All of the rights and remedies of the Lender under this Agreement shall be cumulative and not exclusive of other rights and remedies which it otherwise would have, whether under the Loan Agreement, this Agreement, the UCC or otherwise. After the occurrence of an Event of Default, each Grantor shall, upon the request of the Lender, promptly assemble so much of the Collateral (including, without limitation, all books and records relating thereto) in its possession as is capable of physical delivery and make the same available to the Lender at such locations as may be reasonably designated by the Lender and shall permit the Lender, or the Lender's representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral. The right of the Lender to have the Collateral assembled and made available to it is of the essence of this Agreement, and the Lender may, at its election, enforce such right by a bill in equity for injunctive relief for specific performance. The Lender shall not be under any obligation to marshal any assets in favor of any Grantor or any other Person or against or in payment of all or any of the Secured Obligations.

     5.16.  Application of Proceeds. Any Collateral or Proceeds of the
            -----------------------
Collateral held, received or realized upon at any time by the Lender (except, when no Default or Event of Default has occurred and continues or exists, such moneys payable to any Grantor under insurance policies which such Grantor may use to repair or replace Collateral pursuant to subsection 5.6.4 hereof) shall be applied as follows:

            5.16.1. first, to reimburse the Lender for all expenses and fees incurred for which the Borrower or any other Borrower Entity is obligated to pay the Lender under and in accordance with the Loan Agreement, the Note, this Agreement and/or any other Loan Document (including, without limitation, reasonable attorneys' fees and other legal expenses);

            5.16.2. second, the satisfaction of all accrued and unpaid interest on the Secured Obligations (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts);

            5.16.3. third, the satisfaction of the principal amounts of the Secured Obligations outstanding; and

            5.16.4. fourth, the balance, if any, to the Grantors or as otherwise required by law.
     If the proceeds of sale, collection or other realization of or upon the Collateral granted to the Lender by the Grantors under this Agreement are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Grantors shall remain liable, jointly and severally, for any deficiency. If a surplus results after lawful application of such proceeds, the Grantors shall be entitled to a pro rata share of any such surplus.

     5.17.  Attorney-in-Fact.  Each Grantor hereby irrevocably constitutes and
            ----------------
appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Lender the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

            5.17.1. to do all acts and things which the Lender may deem necessary or advisable to preserve, perfect and continue perfected the Lender's security interest in the Collateral (including, without limitation, the signing of financing, continuation or other similar statements and notices on behalf of the Grantors);

            5.17.2. to effect any insurance called for by the terms of this Agreement and to pay all or part of the premiums therefor, and to make, settle and adjust all claims under such Grantor's insurance policies and to endorse any draft or check which may be payable to such Grantor in order to collect the proceeds of such insurance or any returned or unearned premiums with respect thereto;

            5.17.3. to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

           5.17.4. to pay or discharge charges or liens levied or placed on, or threatened against, the Collateral (other than the Permitted Encumbrances);

           5.17.5. to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Lender or as the Lender shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

           5.17.6. to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

           5.17.7. to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

           5.17.8. to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral;

           5.17.9. to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and

           5.17.10. to sell transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and at the expense of such Grantor, at any time, or from time to time, all acts and things which the Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and the Lender's lien therein, in order to effect the intent of this Agreement, and as fully and effectively as such Grantor might do;

provided that the Lender shall be permitted to take the actions described in
--------
subsections 5.17.3 through 5.17.10 only upon the occurrence and during the continuation of an Event of Default. Each Grantor hereby ratifies, to the extent permitted, all that such attorneys lawfully do or cause to be done by virtue hereof. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full and the Loan Agreement is terminated.

     5.18. Continuing Validity of Obligations.
           ----------------------------------

           5.18.1. The agreements and obligations of the Grantors hereunder are continuing agreements and obligations and are absolute and unconditional irrespective of (i) the genuineness, validity or enforceability of the Note or any other instrument or instruments now or hereafter evidencing the

Secured Obligations or any part thereof or of the Loan Agreement, this Agreement, the Guaranty, any other Loan Document or any other agreement or agreements now or hereafter entered into by the Lender and the Borrower and/or any other Borrower Entity pursuant to which the Secured Obligations or any part thereof is issued, guaranteed or secured or (ii) any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations other than payment in full of the Secured Obligations and the termination of the Lender's obligation to lend to the Borrower.

            5.18.2. Without limitation upon the foregoing, such agreements and obligations shall continue in full force and effect as long as the Secured Obligations or any part thereof remains outstanding and unpaid or any obligation of the Lender to lend to the Borrower has not been terminated (whether any Loans are outstanding) and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (i) any renewal, refinancing or refunding of the Secured Obligations in whole or in part, (ii) any extension of the time of payment of the Note or other instrument or instruments now or hereafter evidencing the Secured Obligations or any part thereof, (iii) any compromise or settlement with respect to the Secured Obligations or any part thereof, or any forbearance or indulgence extended to the Borrower or any other Borrower Entity, (iv) any amendment to or modification of the terms of the Note or other instrument or instruments now or hereafter evidencing the Secured Obligations or any part thereof or of the Loan Agreement, the Guaranty, any other Security Document or any other agreement or agreements now or hereafter entered into by the Lender, the Borrower or any other Borrower Entity pursuant to which the Secured Obligations or any part thereof is issued or secured, (v) any substitution, exchange or release of, or failure to preserve, perfect or protect, or other dealing in respect of, the Collateral or any other property or any security for the payment of the Secured Obligations or any part thereof, (vi) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Borrower or any other Grantor or (vii) any other matter or thing whatsoever whereby the agreements and obligations of the Borrower under the Note, the Loan Agreement or any other Security Document or any Grantor hereunder, under the Guaranty, or any other Security Document would or might otherwise be released or discharged other than payment in full of the Secured Obligations and termination of the Lender's obligation to lend to the Borrower. Each Grantor hereby waives notice of the acceptance of this Agreement by the Lender.

            5.18.3. To the extent that the Borrower, any other Borrower Entity or any other guarantor or grantor makes a payment or payments to the Lender or the Lender receives any payment or proceeds of the Collateral, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to such Person or a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause of action, then, to the extent of such payment or proceeds, the Secured Obligations or portion thereof intended to be satisfied and this Agreement shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Lender.

     5.19.  Defeasance.  At such time as the Borrower may no longer borrow funds
            ----------
under the Loan Agreement and upon payment in full of the Secured Obligations and the termination of all obligations of the Lender to lend funds to the Borrower under the Loan Agreement, this Agreement shall terminate and be of no further force and effect (except for the provisions of subsection 5.18.3 and Section 6.1 hereof which shall survive), and in such event the Lender shall, at the expense of the Grantors and without recourse, representation or warranty, redeliver and reassign to each Grantor its remaining Collateral and take all action necessary to terminate the Lender's security interest in the Collateral. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.20. Limitation of Duty of the Lender.  The powers conferred on the Lender
           --------------------------------
under this Agreement are solely to protect the Lender's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for willful misconduct. Without limiting the foregoing, the Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Lender, in its individual capacity, accords it own property consisting of the type of Collateral involved; it being understood and agreed that the Lender shall not have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care above) to preserve the rights against any person with respect to the Collateral.

Section 6. Miscellaneous.
           -------------

     6.1.  Indemnification and Expenses.  The Grantors shall, jointly and
           ----------------------------
severally, indemnify and hold harmless the Lender from and against any and all claims and losses arising out of or attributable to this Agreement and the granting to the Lender of a security interest and lien in the Collateral hereunder, except claims and losses arising from the Lender's breach hereof or the Lender's gross negligence or willful misconduct. The Grantors shall pay the Lender on demand the amount of any out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and other legal expenses) incurred by the Lender in connection with the enforcement of this Agreement, the Loan Agreement and/or the Note and as otherwise provided in this Agreement, with interest accruing thereon at the highest rate of interest accruing on the Loans under the Loan Agreement.

     6.2.  Specific Performance.  In addition to all other rights and remedies
           --------------------
granted to the Lender in this Agreement, the Loan Agreement and the other Loan Documents, the Lender shall be entitled to specific performance and injunctive and other equitable relief, and each Grantor hereby waives any requirement for the securing or posting of any bond or other security in connection with the obtaining of any such specific performance and injunctive or other equitable relief.

     6.3.  No Waiver.  No failure or delay on the part of the Lender in the
           ---------
exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     6.4.  APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE
           --------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     6.5.  Notices.  All notices, demands or other communications to be given or
           -------
delivered hereunder shall be given in accordance with the notice provision of the Loan Agreement, if to the Lender or the Borrower, and in accordance with the notice provision of the Guaranty if to any or all of the remaining Grantors.

     6.6.  Amendments, Etc.  The terms of this Agreement may be waived, altered
           ---------------
or amended only by an instrument in writing duly executed by each Grantor and the Lender. Any such amendment or waiver shall be binding upon the Lender and each Grantor and their respective successors and assigns.

     6.7.  Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that no Grantor shall assign or transfer its rights hereunder without the prior written consent of the Lender.

     6.8.  Counterparts; Headings.  This Agreement and any amendments, waivers,
           ----------------------
consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     6.9.  Severability.  If and to the extent that any provision in this
           ------------
Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of this Agreement or the obligations of any Grantor under such provisions, or of such provision or obligation in any other jurisdiction, or of such provision to the extent not invalid, illegal or unenforceable shall not in any way be affected or impaired thereby.

     6.10. Other Loan Documents.  This Agreement supplements the other Loan
           --------------------
Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to the Lender in any other Loan Document. In the event of any conflict between this Agreement and the Loan Agreement, the provisions of the Loan Agreement shall govern.

     6.11. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL JUDICIAL
           ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST ANY GRANTOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF ILLINOIS LOCATED IN THE CITY OF CHICAGO, ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN

CONNECTION WITH THIS AGREEMENT SUBJECT, HOWEVER, TO RIGHTS OF APPEAL. EACH GRANTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF COPIES OF ANY SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY DELIVERING A COPY OF SUCH PROCESS TO SUCH GRANTOR, AT ITS ADDRESS SPECIFIED IN THE NOTICE PROVISION OF THE LOAN AGREEMENT, IF TO THE BORROWER, OR AT ITS ADDRESS SPECIFIED IN THE NOTICE PROVISION OF THE GUARANTY, IF TO ANY OTHER GRANTOR, OR BY ANY OTHER METHOD PERMITTED BY APPLICABLE LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     6.12. WAIVER OF JURY TRIAL.  EACH GRANTOR AND THE LENDER HEREBY WAIVE, TO
           --------------------
THE FULL EXTENT PERMITTED BY APPLICABLE LAW, THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT BASED UPON OR ARISING OUT OF THIS AGREEMENT. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST THE LENDER FOR ANY LOST PROFITS OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (OTHER THAN WILLFUL MISCONDUCT CONSTITUTING ACTUAL FRAUD) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREUNDER, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH. EACH GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES. EACH GRANTOR AND THE LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. EACH GRANTOR AND THE LENDER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDER.

     6.13. Additional Grantors.  It is understood and agreed that any Subsidiary
           -------------------
of the Borrower or any other Borrower Entity that is required to execute a counterpart of this Agreement after the date hereof pursuant to subsection 6.7.2 of the Loan Agreement shall automatically become a Grantor hereunder by executing a counterpart hereof and delivering the same to the Lender. The execution and delivery of such counterpart or any other instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

     6.14. Joint and Several.  The obligations, covenants and agreements of the
           -----------------
Grantors hereunder shall be the joint and several obligations, covenants and agreements of each Grantor.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.


                                 ZEFER CORP., as a Grantor

                                 By:  /s/ Sean W. Mullaney
                                     ------------------------------------------
                                 Its: EVP, General Counsel and Secretary
                                     ------------------------------------------


                                 ZEFER CORP. NORTHEAST, as a Grantor

                                 By:  /s/ Sean W. Mullaney
                                     ------------------------------------------
                                 Its: EVP, General Counsel and Secretary
                                     ------------------------------------------


                                 ZEFER CORP. WEST LLC, as a Grantor

                                 By:  /s/ Sean W. Mullaney
                                     ------------------------------------------
                                 Its: EVP, General Counsel and Secretary
                                     ------------------------------------------


                                 ZEFER CORP. MIDWEST LLC, as a Grantor

                                 By:  /s/ Sean W. Mullaney
                                     ------------------------------------------
                                 Its: EVP, General Counsel and Secretary
                                     ------------------------------------------


                                 ZEFER CORP. CRM LLC, as a Grantor

                                 By:  /s/ Sean W. Mullaney
                                     ------------------------------------------
                                 Its: EVP, General Counsel and Secretary
                                     ------------------------------------------

                                 GTCR CAPITAL PARTNERS, L.P.,
                                 as Grantee

                                 By:  GTCR Mezzanine Partners, L.P.
                                 Its: General Partner

                                 By:  GTCR Partners VI, L.P.
                                 Its: General Partner

                                 By:  GTCR Golder Rauner, L.L.C.
                                 Its: General Partner

                                 By:   /s/ illegible
                                      -----------------------------------------
                                 Its: Principal

                                  SCHEDULE I
                                  ----------


A.   Other Names Used:
     ----------------


B.   Corporate Reorganizations, etc.:
     -------------------------------


C.   Chief Place of Business, Chief Executive Office, Record Locations:
     -----------------------------------------------------------------


D.   Inventory Locations:
     -------------------


E.   Equipment and Fixtures Locations:
     --------------------------------


F.   Leased Locations:
     ----------------


G.   Bailees, Warehousemen, etc.:
     ---------------------------


H.   Instruments:
     -----------

                                  SCHEDULE II
                                  -----------


A.   Vehicles:
     --------

----------------------------------------------------------------------
 Year/Make/Model   State of Registration  License No.  Serial No.
 ---------------   ---------------------  -----------  ----------
----------------------------------------------------------------------

----------------------------------------------------------------------


B.   Patents and Patent Applications:
     -------------------------------


C.   Registered Trademarks and Trademark Applications:
     ------------------------------------------------


D.   Registered Copyrights and Copyright Applications:
     ------------------------------------------------

                                 SCHEDULE III
                                 ------------

A.   Filing Jurisdictions:
     --------------------

     1.   States:



     2.   Counties/Towns:



B.   Other Steps Needed to Perfect:
     -----------------------------



C.   Permitted Lien Filings:
     ----------------------